MARCH 31, 2006

                             DWS VARIABLE SERIES II

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                             -----------------------

                               DWS Technology VIP
                 (formerly Scudder Technology Growth Portfolio)

The following replaces "The portfolio managers" section of the prospectuses.

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2003 after eight years                 in 1999 and the
   of experience with semiconductors         portfolio in 2005.
   as an associate analyst in              o Prior to joining the portfolio,
   Equities Research with Credit             portfolio manager for Global
   Suisse First Boston, team leader          Equity: London, global equity
   in applications engineering at            analyst for industrials sector,
   Advanced Micro Devices, and               and portfolio analyst for
   in technical roles at Interactive         international institutional
   Silicon, Motorola, Inc. and               accounts.
   Tellabs Operations, Inc.                o BA, University of Alabama,
 o Joined the portfolio in 2005.             Birmingham.
 o BS, Purdue University; MBA,
   University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.














             Please Retain This Supplement for Future Reference







March 31, 2006
                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group